Earnings Presentation Second Quarter 2016 July 20, 2016 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here. These risks and uncertainties include, but are not limited to the following: Essendant's reliance on key customers, and the risks inherent in continuing or increased customer concentration and consolidations; end-user demand for products in the office, technology, and furniture product categories may continue to decline; the impact of Essendant's repositioning activities on Essendant's customers, suppliers, and operations; Essendant's reliance on independent resellers for a significant percentage of its net sales and, therefore, the importance of the continued independence, viability and success of these resellers; prevailing economic conditions and changes affecting the business products industry and the general economy; Essendant's ability to maintain its existing information technology systems and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the impact of price transparency, customer consolidation, and changes in product sales mix on Essendant's margins; the impact on the company’s reputation and relationships of a breach of the company’s information technology systems; the risks and expense associated with Essendant's obligations to maintain the security of private information provided by Essendant's customers; Essendant's reliance on supplier allowances and promotional incentives; the creditworthiness of Essendant's customers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to Essendant's customers; the impact of supply chain disruptions or changes in key suppliers’ distribution strategies; Essendant's ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; Essendant's success in effectively identifying, consummating and integrating acquisitions; the costs and risks related to compliance with laws, regulations and industry standards affecting Essendant's business; the availability of financing sources to meet Essendant's business needs; Essendant's reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions. Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect Essendant's results, please see the company’s Securities and Exchange Commission filings. The forward-looking information in this presentation is made as of this date only, and the company does not undertake to update any forward-looking statement. Investors are advised to consult any further disclosure by Essendant regarding the matters discussed in this presentation in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.

Q2 2016 Overview Q2 results disappointing and well below our expectation Organic sales increased 0.9% year-over-year; net sales increased 0.9% Fully ramped new account wins from Q1 Adjusted EPS(1) fell 26 cents to $0.55 Market pressures affected profitability Reducing our FY 2016 Guidance Accelerating efforts to advance strategy and increase efficiency Actions in 2H 2016 will reduce costs, increase margin and improve free cash flow Designed to improve run-rate financial performance and included in revised FY 2016 guidance For a definition and reconciliation of Adjusted EPS, please see appendix.

Market Pressures Affected Q2 Gross Margin Shift in mix to lower margin products and categories More items such as paper and ink & toner were sold These items have lower margin and earn less in supplier support Customer consolidation has benefits and drawbacks Consolidation of volumes from small and mid-size to larger customers ESND well-suited to partner with larger resellers and remains closely aligned Larger customers have lower profit margin than smaller customers General market pressure increased Margin pressure to convert and keep customers

Actions to Reduce Cost and Increase Margin & Cash Flow Pursuing additional cost reduction activities Plan to further simplify organization in recognition of challenges Trimming discretionary spend Already reduced salaried headcount by 11%+ since beginning of 2015 ex. Nestor Plan to reduce distribution center footprint Will provides future updates as detailed plan is established Aligning pricing with cost to serve Obtain rates commensurate with value we bring and reduce ongoing freight costs Pursue merchandising excellence to focus volume with key suppliers Reducing inventory purchases $100M by year-end Will lower supplier allowances, but right thing to do from ROIC standpoint Expect to drive $150 million of free cash flow in remainder of year

Three Key Focus Areas in 2H 2016 Apply resources to channels with best prospects for profitable growth E-tail, Vertical Markets (enterprise account focus) and strategic JanSan customers Aligns with resellers who are gaining share in OP and JanSan categories Capture more gross margin dollars through action plan More effective pricing and merchandising excellence Earn our share of industry profit pool for value we provide Continue to reduce cost structure Simplification of our businesses and rationalization of distribution footprint

Q2 2016 Financial Results Organic sales increased 0.9% Overall sales up 0.9% Inorganic neutral as decrease from sold Mexico business offset by Nestor automotive acquisition Adjusted EBITDA(1) decreased $14.8M due to lower gross margin of $14.3M YOY Adjusted EPS(1) of $0.55 down 26 cents YOY Adjusted EBITDA(1) ($M) Adjusted EPS(1) ($/share) For a definition and reconciliation of Adjusted EBITDA and Adjusted EPS, please see appendix. Net Sales ($M)

Q2 Organic Sales Increased 0.9%, Driven by Technology and Office Products ~($0) () Q2 2016 Net Sales Bridge ($M) Automotive: ($2.0M) Industrial: ($6.2M) ↓ Sale of Azerty Mexico: ($18.7M) Nestor Acquisition: $18.6M ↓ Office Products & Tech.: $23.0M JanSan: ($3.4M) ↓

Q2 Category Sales Trends Q2 2016 Sales Mix Q2 2016 Category Sales ($M) YOY growth rate adjusted to exclude impact of Mexico business divestiture last year. Includes acquisition of Nestor Sales LLC in July 2015. (2) (2) YOY % Δ 1.1% 16.6% 3.3% (5.4%) (0.9%) (4.1%) 25.9% (1)

Reducing Full-Year 2016 Guidance Expect 2H 2016 Free Cash Flow to be ~$150M, driven in part by significant reduction to inventory Guidance above excludes impact of any new acquisitions or unusual charges FY 2015A Original Guidance Range 2016E Guidance Range Revenue $5,363M $5.4B - $5.6B $5.4B - $5.475B Adjusted EPS $3.08 $3.20 - $3.40 $2.15 - $2.30

Appendix

Non-GAAP Reconciliation Note: Adjusted Operating Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings Per Share in the second quarter of 2016 exclude the effects of a defined benefit plan settlement charge. The 2015 quarter excludes the effects of a workforce reduction and facility consolidation charge, intangible asset impairment charge and accelerated amortization related to rebranding, and an impairment charge related to listing a non-strategic business for sale. Generally Accepted Accounting Principles require that the effects of these items be included in the Condensed Consolidated Statements of Income. Management believes that excluding these items is an appropriate comparison of its ongoing operating results and to the results of the prior year. It is helpful to provide readers of its financial statements with a reconciliation of these items to its Condensed Consolidated Statements of Income reported in accordance with Generally Accepted Accounting Principles.